FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Originator	Loans	Balance	Balance	Coupon	Score	LTV

Accredited	2,848	566,191,377.43	100.00	7.414	639	80.74

Total:	2,848	566,191,377.43	100.00	7.414	639	80.74

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	4	719,424.42	0.13	5.488	695	68.85
5.501 - 6.000	86	23,738,853.69	4.19	5.920	700	76.84
6.001 - 6.500	271	69,867,484.22	12.34	6.360	687	77.76
6.501 - 7.000	584	139,098,970.88	24.57	6.861	663	78.16
7.001 - 7.500	507	106,283,052.94	18.77	7.351	648	80.58
7.501 - 8.000	644	116,194,644.74	20.52	7.831	617	82.81
8.001 - 8.500	309	50,576,317.98	8.93	8.331	589	84.16
8.501 - 9.000	303	41,626,797.86	7.35	8.839	570	85.80
9.001 - 9.500	70	9,454,939.07	1.67	9.339	564	84.47
9.501 - 10.000	61	7,577,367.63	1.34	9.848	556	83.69
10.001 - 10.500	4	415,713.39	0.07	10.411	562	88.77
10.501 - 11.000	4	591,042.14	0.10	10.664	638	81.65
13.501 - 14.000	1	46,768.47	0.01	13.999	535	90.00

Total:	2,848	566,191,377.43	100.00	7.414	639	80.74

Min: 5.450
Max: 13.999
Weighted Average: 7.414

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	49	2,210,069.52	0.39	8.326	602	72.96
50,000.01 - 100,000.00	521	41,207,379.79	7.28	8.111	609	82.85
100,000.01 - 150,000.00	660	83,105,281.70	14.68	7.735	620	81.87
150,000.01 - 200,000.00	541	94,397,724.24	16.67	7.511	630	80.83
200,000.01 - 250,000.00	330	73,800,319.49	13.03	7.383	640	79.86
250,000.01 - 300,000.00	258	71,012,906.09	12.54	7.329	645	80.13
300,000.01 - 350,000.00	164	52,991,069.23	9.36	7.180	644	80.60
350,000.01 - 400,000.00	107	40,374,533.62	7.13	7.140	653	79.74
400,000.01 - 450,000.00	79	33,469,042.40	5.91	7.183	651	81.32
450,000.01 - 500,000.00	67	32,080,213.17	5.67	7.014	674	79.87
500,000.01 - 550,000.00	27	14,153,502.06	2.50	7.019	666	83.08
550,000.01 - 600,000.00	26	14,842,160.11	2.62	7.035	664	78.83
600,000.01 - 650,000.00	8	4,951,012.51	0.87	7.372	625	84.53
650,000.01 - 700,000.00	8	5,412,735.35	0.96	6.986	658	77.20
700,000.01 - 750,000.00	3	2,183,428.15	0.39	7.294	577	75.22

Total:	2,848	566,191,377.43	100.00	7.414	639	80.74

Min: $ 21,108.35
Max: $ 748,477.13
Average: $198,803.15

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	1,752	348,519,554.60	61.56	7.627	625	81.57
ARM 2/28 - IO	413	111,022,787.80	19.61	6.776	680	80.05
Fixed 30 yr	458	71,804,539.80	12.68	7.343	640	77.40
ARM 3/27	87	12,314,984.66	2.18	8.077	615	87.55
ARM 3/27 - IO	19	5,222,420.53	0.92	6.717	669	80.59
Fixed 30 yr - IO	19	4,835,495.46	0.85	6.483	686	74.11
Fixed 15 yr	44	4,024,134.28	0.71	7.725	611	69.23
ARM 5/25 - IO	13	2,654,555.08	0.47	7.092	668	83.09
ARM 5/25	17	2,608,171.25	0.46	7.853	633	89.59
Fixed 20 yr	22	2,234,396.77	0.39	7.710	616	76.68
6 Month ARM	2	748,142.98	0.13	6.995	656	85.81
Fixed 10 yr	1	109,993.96	0.02	6.500	624	80.00
Fixed 25 yr	1	92,200.26	0.02	7.875	533	63.79

Total:	2,848	566,191,377.43	100.00	7.414	639	80.74

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	2,303	483,090,616.90	85.32	7.431	638	81.42
Fixed	545	83,100,760.53	14.68	7.321	640	76.79

Total:	2,848	566,191,377.43	100.00	7.414	639	80.74

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

2	80	15,567,939.38	2.75	7.858	619	82.21
3	2,364	477,382,428.10	84.31	7.363	640	80.23
4	369	67,696,828.32	11.96	7.642	634	83.39
5	34	5,396,187.88	0.95	7.816	631	88.50
6	1	147,993.75	0.03	8.900	511	90.00

Total:	2,848	566,191,377.43	100.00	7.414	639	80.74

Min: 2
Max: 6
Weighted Average: 3

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	2,848	566,191,377.43	100.00	7.414	639	80.74

Total:	2,848	566,191,377.43	100.00	7.414	639	80.74

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

10.01 - 15.00	1	64,594.21	0.01	6.375	672	14.44
15.01 - 20.00	2	371,089.93	0.07	7.057	584	18.60
20.01 - 25.00	8	1,039,647.58	0.18	7.645	567	22.19
25.01 - 30.00	5	558,886.59	0.10	6.974	618	27.78
30.01 - 35.00	4	316,606.43	0.06	7.304	577	33.39
35.01 - 40.00	12	1,408,547.60	0.25	7.102	584	37.62
40.01 - 45.00	13	1,864,847.82	0.33	6.935	612	43.10
45.01 - 50.00	17	2,691,958.03	0.48	6.978	595	47.91
50.01 - 55.00	29	5,489,347.64	0.97	7.092	606	52.71
55.01 - 60.00	51	9,226,507.01	1.63	7.171	601	57.67
60.01 - 65.00	68	13,586,357.37	2.40	7.463	587	63.21
65.01 - 70.00	94	18,091,968.73	3.20	7.270	616	68.56
70.01 - 75.00	127	26,372,230.75	4.66	7.469	606	73.99
75.01 - 80.00	1,384	309,033,327.81	54.58	7.137	663	79.88
80.01 - 85.00	325	58,678,276.98	10.36	7.761	606	84.64
85.01 - 90.00	396	73,270,728.63	12.94	8.020	606	89.60
90.01 - 95.00	116	18,823,803.64	3.32	7.868	638	94.67
95.01 - 100.00	196	25,302,650.68	4.47	8.194	630	99.83

Total:	2,848	566,191,377.43	100.00	7.414	639	80.74

Min: 14.44
Max: 100.00
Weighted Average: 80.74

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

475 - 499	1	197,598.68	0.03	7.999	495	79.20
500 - 524	238	35,957,570.15	6.35	8.463	512	78.11
525 - 549	247	39,032,611.00	6.89	8.161	537	78.09
550 - 574	196	32,022,874.54	5.66	8.152	563	83.28
575 - 599	270	49,833,255.93	8.80	7.765	587	80.93
600 - 624	342	69,832,945.09	12.33	7.549	613	82.12
625 - 649	393	82,449,545.64	14.56	7.274	637	80.76
650 - 674	380	78,674,816.53	13.90	7.202	662	80.88
675 - 699	320	70,361,608.30	12.43	7.004	686	80.81
700 - 724	212	50,327,384.30	8.89	6.892	711	80.75
725 - 749	127	27,781,788.09	4.91	6.911	737	80.85
750 - 774	81	19,797,813.65	3.50	6.773	761	80.33
775 - 799	37	8,727,528.92	1.54	6.752	783	80.24
800 - 824	4	1,194,036.61	0.21	6.108	803	83.21

Total:	2,848	566,191,377.43	100.00	7.414	639	80.74

Min: 495
Max: 804
NZ Weighted Average: 639

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	1,371	292,860,306.65	51.72	7.292	667	81.80
Cashout Refinance	1,434	266,466,073.70	47.06	7.544	607	79.54
Rate/Term Refinance	43	6,864,997.08	1.21	7.642	623	81.92

Total:	2,848	566,191,377.43	100.00	7.414	639	80.74

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	1,963	360,435,198.96	63.66	7.460	629	80.81
PUD	314	69,587,422.41	12.29	7.465	642	81.61
Duplex	177	48,457,078.13	8.56	7.221	657	79.64
Condo	256	47,480,065.71	8.39	7.325	656	81.54
3-4 Family	106	34,948,687.46	6.17	7.212	683	78.36
Townhouse	30	5,066,439.24	0.89	7.512	655	83.42
Modular	2	216,485.52	0.04	7.903	613	82.27

Total:	2,848	566,191,377.43	100.00	7.414	639	80.74

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	1,482	332,704,916.70	58.76	7.286	660	78.90
Full	1,271	213,011,865.84	37.62	7.625	605	83.49
12 mo. Bank Statements	90	19,302,577.03	3.41	7.334	632	82.32
6 mo. Bank Statements	5	1,172,017.86	0.21	6.987	675	77.54

Total:	2,848	566,191,377.43	100.00	7.414	639	80.74

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	2,603	524,247,105.02	92.59	7.388	636	80.58
Non-Owner Occupied	219	36,116,163.90	6.38	7.772	672	82.41
Second Home	26	5,828,108.51	1.03	7.531	676	85.35

Total:	2,848	566,191,377.43	100.00	7.414	639	80.74

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Alabama	75	8,106,270.82	1.43	8.193	608	86.20
Alaska	2	294,326.34	0.05	7.431	599	75.87
Arizona	46	7,679,660.21	1.36	7.710	627	79.96
Arkansas	14	1,189,653.55	0.21	8.452	588	88.75
California	441	129,692,457.24	22.91	6.973	652	78.05
Colorado	47	7,784,050.80	1.37	7.280	627	81.89
Connecticut	65	13,420,818.84	2.37	7.463	634	77.74
Delaware	7	1,336,743.79	0.24	7.610	602	81.97
District of Columbia	4	1,370,587.89	0.24	7.732	637	76.55
Florida	349	58,762,442.46	10.38	7.597	638	81.37
Georgia	151	22,012,539.52	3.89	7.867	618	82.90
Hawaii	8	2,016,441.05	0.36	6.882	685	79.15
Idaho	13	1,854,179.08	0.33	8.128	594	77.60
Illinois	198	38,512,843.47	6.80	7.488	635	81.31
Indiana	70	8,802,129.76	1.55	8.133	595	86.03
Iowa	16	1,830,767.44	0.32	7.671	608	82.18
Kansas	20	2,823,613.16	0.50	7.674	619	82.31
Kentucky	23	2,539,548.13	0.45	8.422	566	90.42
Louisiana	20	2,376,042.48	0.42	8.235	589	83.32
Maine	5	834,888.11	0.15	7.948	601	93.77
Maryland	80	19,716,299.71	3.48	7.648	620	79.90
Massachusetts	56	15,503,027.88	2.74	7.453	646	79.69
Michigan	54	7,855,013.12	1.39	8.026	618	86.82
Minnesota	18	3,392,497.85	0.60	7.376	626	82.72
Mississippi	5	724,191.72	0.13	8.151	621	97.01
Missouri	48	5,891,319.02	1.04	8.188	592	85.03
Montana	2	232,186.32	0.04	7.952	585	90.00
Nebraska	9	779,554.13	0.14	8.380	594	89.67
Nevada	75	15,092,464.71	2.67	7.125	661	79.35
New Hampshire	3	507,717.30	0.09	8.086	588	81.88
New Jersey	104	27,551,795.22	4.87	7.386	659	82.08
New Mexico	17	3,361,966.48	0.59	7.555	654	80.73
New York	246	70,817,924.01	12.51	7.088	653	77.73
North Carolina	31	3,972,513.90	0.70	8.397	599	85.22
North Dakota	1	53,511.16	0.01	7.599	600	90.00
Ohio	112	15,842,861.16	2.80	7.700	619	89.08
Oklahoma	14	1,008,393.53	0.18	7.278	634	91.30
Oregon	27	3,804,661.58	0.67	7.227	636	81.12
Pennsylvania	50	7,106,734.75	1.26	7.820	612	83.23
Rhode Island	16	3,358,021.11	0.59	7.121	662	77.52
South Carolina	13	1,467,921.28	0.26	8.469	583	87.44
South Dakota	1	91,791.37	0.02	8.875	616	100.00
Tennessee	36	3,535,544.94	0.62	8.279	622	88.66
Texas	73	7,265,446.36	1.28	8.095	619	82.47
Utah	19	2,197,664.25	0.39	7.675	648	85.11
Vermont	8	1,023,713.68	0.18	7.203	681	80.25
Virginia	82	17,536,178.08	3.10	7.588	639	81.94
Washington	64	12,002,198.78	2.12	7.357	643	82.22
Wisconsin	9	1,033,693.89	0.18	8.002	585	86.83
Wyoming	1	224,566.00	0.04	7.250	633	80.00

Total:	2,848	566,191,377.43	100.00	7.414	639	80.74

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	580	107,308,538.46	18.95	7.729	633	81.56
6	54	9,635,260.81	1.70	7.735	647	81.52
12	356	98,440,340.12	17.39	7.120	656	78.27
18	24	4,384,457.26	0.77	7.023	653	80.17
24	1,056	220,641,814.29	38.97	7.392	638	80.98
30	29	5,566,957.74	0.98	7.434	609	78.10
36	366	63,938,698.00	11.29	7.330	638	81.17
48	2	325,690.01	0.06	8.845	512	76.46
60	381	55,949,620.74	9.88	7.477	622	82.29

Total:	2,848	566,191,377.43	100.00	7.414	639	80.74

Loans with Penalty: 81.05

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.001 - 3.500	2	295,344.77	0.06	7.265	717	80.00
3.501 - 4.000	9	1,909,364.84	0.40	6.629	682	81.47
4.001 - 4.500	183	41,687,489.45	8.63	6.833	660	80.28
4.501 - 5.000	182	48,926,139.72	10.13	6.392	685	79.65
5.001 - 5.500	409	103,387,462.47	21.40	6.838	668	79.26
5.501 - 6.000	393	89,901,040.86	18.61	7.269	649	80.57
6.001 - 6.500	436	84,325,269.19	17.46	7.761	621	82.48
6.501 - 7.000	298	54,937,020.79	11.37	8.120	600	83.50
7.001 - 7.500	238	37,022,673.16	7.66	8.696	576	85.90
7.501 - 8.000	85	11,059,956.13	2.29	9.040	572	85.28
8.001 - 8.500	45	6,926,393.61	1.43	9.622	552	82.97
8.501 - 9.000	19	2,095,759.65	0.43	9.958	558	86.95
9.001 - 9.500	2	533,979.99	0.11	10.629	646	81.97
9.501 - 10.000	1	35,953.80	0.01	10.999	593	75.00
12.001 - 12.500	1	46,768.47	0.01	13.999	535	90.00

Total:	2,303	483,090,616.90	100.00	7.431	638	81.42

Min: 3.480
Max: 12.499
Weighted Average (>0): 5.925

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

12.001 - 12.500	1	415,999.67	0.09	5.500	670	80.00
12.501 - 13.000	56	17,504,220.78	3.62	5.975	692	79.09
13.001 - 13.500	208	54,941,638.62	11.37	6.370	689	79.82
13.501 - 14.000	485	119,099,876.73	24.65	6.860	666	79.01
14.001 - 14.500	442	96,611,901.62	20.00	7.353	649	81.11
14.501 - 15.000	541	102,354,416.60	21.19	7.831	616	82.82
15.001 - 15.500	241	43,996,803.79	9.11	8.331	587	83.91
15.501 - 16.000	225	33,639,614.49	6.96	8.836	568	86.22
16.001 - 16.500	51	7,482,600.62	1.55	9.362	558	83.24
16.501 - 17.000	46	6,118,740.54	1.27	9.812	556	83.82
17.001 - 17.500	3	308,101.18	0.06	10.468	561	90.98
17.501 - 18.000	3	569,933.79	0.12	10.652	642	81.53
20.501 - 21.000	1	46,768.47	0.01	13.999	535	90.00

Total:	2,303	483,090,616.90	100.00	7.431	638	81.42

Min: 12.500
Max: 20.999
Weighted Average (>0): 14.429

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	1	415,999.67	0.09	5.500	670	80.00
5.501 - 6.000	54	16,756,077.80	3.47	5.930	694	78.79
6.001 - 6.500	208	54,941,638.62	11.37	6.370	689	79.82
6.501 - 7.000	487	119,848,019.71	24.81	6.861	666	79.06
7.001 - 7.500	442	96,611,901.62	20.00	7.353	649	81.11
7.501 - 8.000	541	102,354,416.60	21.19	7.831	616	82.82
8.001 - 8.500	241	43,996,803.79	9.11	8.331	587	83.91
8.501 - 9.000	225	33,639,614.49	6.96	8.836	568	86.22
9.001 - 9.500	51	7,482,600.62	1.55	9.362	558	83.24
9.501 - 10.000	46	6,118,740.54	1.27	9.812	556	83.82
10.001 - 10.500	3	308,101.18	0.06	10.468	561	90.98
10.501 - 11.000	3	569,933.79	0.12	10.652	642	81.53
13.501 - 14.000	1	46,768.47	0.01	13.999	535	90.00

Total:	2,303	483,090,616.90	100.00	7.431	638	81.42

Min: 5.500
Max: 13.999
Weighted Average (>0): 7.431

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	5	1,306,686.54	0.27	7.536	635	90.93
1.500	2,298	481,783,930.36	99.73	7.430	638	81.40

Total:	2,303	483,090,616.90	100.00	7.431	638	81.42

Min: 1.000
Max: 1.500
Weighted Average (>0): 1.499

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	5	1,306,686.54	0.27	7.536	635	90.93
1.500	2,298	481,783,930.36	99.73	7.430	638	81.40

Total:	2,303	483,090,616.90	100.00	7.431	638	81.42

Min: 1.000
Max: 1.500
Weighted Average (>0): 1.499

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.